Exhibit 10.2

NOTE AND WARRANT PURCHASE AGREEMENT

This Note and Warrant Purchase Agreement, dated as of July 22, 2026 (this “Agreement”) is entered into between and among American Shared Hospital Services, a California corporation (the “Company” or the “Borrower”), and RCS/TIG Holdings LLC, a Delaware limited liability company (the “Lender”). Capitalized terms not otherwise defined herein shall have the meaning set forth in the form of Note (as defined below) or Warrant (as defined below) attached hereto as Exhibits A and B, respectively.

RECITALS

WHEREAS, the Borrower has requested that the Lender invest the sum of $2,000,000 (the “Loan”) in return for: (i) a promissory note in the principal amount of the Loan and (ii) certain warrants to purchase shares of Company Common Stock No Par Value (the “Common Stock”), and the Lender is willing to make the Loan on the terms and conditions set forth herein (the “Note and Warrant Purchase”);

WHEREAS, in connection with the negotiation of the Note and Warrant Purchase, the Borrower evaluated the economic terms of the Loan and the Warrant (as defined below) including obtaining an independent financial analysis, and, based upon such negotiations, agreed with Lender that the Warrant shall be exercisable for 220,000 shares of Common Stock; and

WHEREAS, the Borrower and Lender are executing and delivering this Agreement upon the exemption from securities registration afforded by the rules and regulations as promulgated by the Securities and Exchange Commission (the “SEC”) under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the provisions set forth below, the parties hereby agree as follows:

1.          Purchase and Sale. At the Closing (as defined below), on the terms and subject to the conditions set forth herein, the Company will issue to Lender: (i) a promissory note in the form of Exhibit A hereto (the “Note”) in the principal amount of the Loan and (ii) a warrant in the form of Exhibit B hereto (the “Warrant”, and collectively with the Note and this Agreement, the “Transaction Documents”).

2.            Closing and Delivery of the Note, Warrant and Funds.

(a)          Closing. The closing of the issuance of the Note and sale of the Warrant (the “Closing”) shall occur remotely via exchange of documents and signatures on the date hereof (the “Closing Date”).

(b)         Delivery. At the Closing, the Borrower will deliver to Lender:

(i)    the Transaction Documents, against receipt by the Borrower of the Loan; and

(i)    the commitment fee in exchange for making the Loan in the amount of $20,000.00.

(c)         Warrant. At the Closing, the Company shall issue the Warrant to the Lender as provided in Section 1. The Warrant shall be exercisable at the exercise price provided in the Warrant (the “Exercise Price”) and shall expire on the maturity date of the Note.

3.            Representations, Warranties and Covenants of the Company. The Company represents and warrants to Lender that, as of the date hereof:

(a)        Due Incorporation, Qualification, etc. The Company is duly formed and validly existing under the laws of California, with full power and authority to conduct its business as it is currently being conducted and to own its assets, and has secured any other authorizations, approvals, permits and orders required by applicable law for the conduct by the Company of its business as it is currently being conducted.

(b)         Authority. The execution, delivery and performance by the Company of each Transaction Document to be executed by the Company and the consummation of the transactions contemplated thereby are within the power of the Company and have been duly authorized by all necessary actions on the part of the Company.

(c)          No Approvals. No consent or authorization of, filing with, notice to or other act by, or in respect of, any governmental authority or any other person is required in order for the Company to execute, deliver, or perform any of its obligations under the Transaction Documents, except for actions and filings to perfect liens and security interests granted herein, actions and filings required in connection with the conduct by Borrower of its business or the ownership or operation of its assets, actions and filings required under the Securities Act of 1933, as amended, or any state “blue sky” law or related regulations, notices required to submitted to the NYSE American Stock Exchange related to the shares of Common Stock underlying the Warrant, and consents and authorizations that have been obtained – and notices that have been given – by the Company.

(d)         No Violations. The execution and delivery of the Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (a) violate any provision of the Company's organizational documents; (b) violate any law or order applicable to the Company or by which any of its properties or assets may be bound; or (c) constitute a default beyond any applicable notice and cure periods under any material agreement or contract by which the Company is bound.

(e)          Enforceability. Each Transaction Document is a valid, legal and binding obligation of the Company, enforceable against it in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(f)          Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the exercise of the Warrant. The Company shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of the Warrant.

4.            Representations, Warranties and Covenants of Lender. Lender represents and warrants to the Company as follows:

(a)           Authority. Lender has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(b)          Securities Law Compliance. Lender is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Lender acknowledges that none of the Note, the Warrant nor the shares of Common Stock issuable upon exercise of the Warrant (collectively, the “Securities”) have been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Lender is aware that the Company is under no obligation to effect any such registration with respect to the Securities or to file for or comply with any exemption from registration. Lender is purchasing the Securities to be acquired by Lender hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. Lender has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, Lender relies solely on any such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Lender understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment and the transactions contemplated by this Agreement.

5.            Miscellaneous.

(a)          Changes. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.

(b)         Governing Law. This Agreement and all actions arising out of this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to the conflicts of law provisions of the State of Illinois or of any other state.

(c)          Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(d)          Successors and Assigns. Subject to the restrictions on transfer described in Section 4(e) below, the rights and obligations of the Company and the Lender shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(e)          Assignment. The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by any party hereto without the prior written consent of the other party hereto.

(f)          Entire Agreement. This Agreement together with the other Transaction Documents constitute the entire agreement among the Company and Lender and supersede any and all prior agreements, negotiations, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(g)         Notices. All notices and other communications shall be made in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail; (iii) five days after having been sent by registered or certified mail; or (iv) one business day after the business day of deposit with a nationally recognized overnight courier. All communications shall be sent to the following addresses:

If to the Borrower, to:         American Shared Hospital Services

         601 Montgomery St., Suite 850          San Francisco, CA 94111

         Email: ctagawa@ashs.com

         Attention: Craig Tagawa

If to Lender, to its address on the Company’s records or to such other mailing address or email address as the Borrower or Lender may designate in writing.

(h)          Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(i)           Expenses. The Company shall be responsible for Lender’s reasonable legal and other expenses incurred in connection with the Transaction Documents and the transactions contemplated thereby.

(j)           Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one agreement.

[Signature Page Follows]

The parties have caused this Agreement to be duly executed and delivered as of the date and year first written above.

COMPANY:

AMERICAN SHARED HOSPITAL SERVICES

By:	/s/ Craig K. Tagawa
Craig K. Tagawa, Interim Chief Executive
Officer, President and Assistant Secretary

LENDER:

RCS/TIG HOLDINGS LLC

By:	/s/ Raymond C. Stachowiak
Raymond C. Stachowiak, Manager

[Signature Page to Note and Warrant Purchase Agreement]

Exhibit A

[Omitted]

A-1

Exhibit B

[Omitted]

B-1